UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

BAIN CAPITAL PRIVATE CREDIT

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01474	87-6984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 37th Floor
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 516-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2026, the Board of Trustees (the “Board”) of Bain Capital Private Credit (the “Company”), on the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Amrit Kanwal, 61, as an independent Class III trustee of the Company. Effective upon the appointment of Mr. Kanwal as a trustee, the size of the Board was expanded from eight to nine members. The Board also appointed Mr. Kanwal to the Company’s Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.

Mr. Kanwal is an accomplished C-suite executive leader and board director with extensive financial and strategic expertise across financial services, mutual funds, and consumer goods. Effective November 4, 2026, Mr. Kanwal was also appointed as an independent director of Bain Capital Specialty Finance, Inc., a publicly traded business development company that is externally managed by an affiliate of BCPC Advisors, LP, the Company’s investment adviser and a subsidiary of Bain Capital Credit, LP. Mr. Kanwal currently serves as an independent director for Columbia Threadneedle Investments and as a director of the Arete Newbury Fund. Mr. Kanwal previously held board positions at MFS Investment Management, Aditya Birla Sun Life Asset Management, Meridian Funds, PanAgora Asset Management, among others. Additionally, Mr. Kanwal previously served as Executive Vice President and Chief Financial Officer of MFS Investment Management and Chief Financial Officer of Putnam Investments.

Mr. Kanwal’s initial term as a Class III trustee will expire at the annual meeting of shareholders of the Company to be held in 2028. The Board has determined that Mr. Kanwal is independent within the meaning of the independence standards of the U.S. Securities and Exchange Commission.

There are no arrangements or understandings between Mr. Kanwal and any other persons pursuant to which Mr. Kanwal was appointed as a trustee of the Company. There are no family relationships between Mr. Kanwal and any trustee or executive officer of the Company. There are no transactions in which Mr. Kanwal has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Kanwal will be entitled to the compensation received by the Company’s Independent Trustees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL PRIVATE CREDIT

Date:	November 9, 2026	By:	/s/ Sabrina Rusnak-Carlson
Name: Sabrina Rusnak-Carlson
Title: General Counsel